Exhibit (b)

Certification of Periodic Financial Report
Pursuant to Section 906 of the Sarbanes-Oxley Act

In connection with the Form N-CSR of the registrant for the period ended June 30, 2012, the undersigned hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act that:

1.           The attached Form N-CSR report of the registrant fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.           The information contained in such N-CSR report fairly presents, in all material respects, the financial condition and results of operation of the registrant as of and for the periods presented in the report.

Dated:  August 4, 2014

/S/David R. Carpenter______________________ Name: David R. Carpenter Title: President& Principal Executive Officer

/S/Robert D. Brearton_______________________ Name: Robert D. Brearton Title: Executive President & Principal Financial Officer